UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 13, 2014
Date of Report (Date of earliest event reported)

Rovi Corporation
(Exact name of registrant as specified in its charter)

      Delaware                                     000-53413                                     26-1739297
(State or other jurisdiction of                 (Commission                               (I.R.S. employer
incorporation or organization)                         File No.)                                identification number)

2830 De La Cruz Boulevard
Santa Clara, California 95050
(Address of principal executive offices, including zip code)

(408) 562-8400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    Regulation FD Disclosure

In response to various inbound inquiries of Rovi Corporation (“Rovi” or the “Company”), Rovi made the following statements with respect to the announcement earlier today by Comcast Corporation (“Comcast”) and Time Warner Cable (“Time Warner”) regarding Comcast’s and Time Warner’s agreement upon a proposed merger of Time Warner with Comcast (the “Proposed Merger”).

First, as the announcement just occurred, Rovi cannot speculate on the ultimate impact of the Proposed Merger in the marketplace. The transaction appears to be subject to customary closing conditions, including regulatory approval. Rovi has no visibility into the likelihood, or on what timeframe, the Proposed Merger might be completed.  Additionally, Rovi does not have visibility into either the subscribers Comcast and Time Warner may keep or divest or into marketplace reaction to the Proposed Merger. Second, Rovi believes that the Company’s agreements with each of Comcast and Time Warner offer certain protections of Rovi in the event of this type of acquisition activity. While Rovi is still assessing the potential impact of the Proposed Merger on its business, Rovi believes it will continue to receive compensation for Time Warner subscribers even if the Proposed Merger were to be consummated.

All statements contained herein that are not statements of historical fact, including statements that use the words “will,” “believes,” or similar words that describe the Company’s or its management's future plans, objectives, or goals, are “forward-looking statements” and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the Company's discussion of the likelihood and timing of the Proposed Merger, the potential impacts of the Proposed Merger on Rovi, and the likelihood and impact of Comcast shedding subscribers.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results to be materially different from any future results or outcomes expressed or implied by such forward-looking statements. Such factors include, among others, the risk that the Proposed Merger is not ultimately completed, the risk that the timing thereof, or regulatory actions related to the Proposed Merger, impact the ultimate transaction structure or marketplace movements with respect to subscribers, and the ultimate marketplace reaction to the Proposed Merger. Such factors may be further addressed in documents filed with the Securities and Exchange Commission from time to time (available at www.sec.gov). The Company assumes no obligation, except as required by law, to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rovi Corporation
(Registrant)

Date: February 13, 2014	By:	/s/ Peter Halt
Peter Halt
Chief Financial Officer